EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of G-III Apparel Group, Ltd. (the “Company”) on Form 10-Q for the quarterly period ended July 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Neal S. Nackman, Chief Financial Officer of the Company, hereby certify that, to my knowledge, (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neal S. Nackman
Neal S. Nackman
Chief Financial Officer

Date: September 8, 2011
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.